Exhibit 99.1
BISCO INDUSTRIES, INC.
INTERIM CONSOLIDATED FINANCIAL STATEMENTS
Six Months Ended February 28, 2010 and 2009

BISCO INDUSTRIES, INC.
INDEX TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Consolidated Balance Sheets	1

Consolidated Statements of Operations and Comprehensive Loss	2

Consolidated Statements of Cash Flows	3

Condensed Notes to Consolidated Financial Statements	4

BISCO INDUSTRIES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	February 28,
	2010	August 31,
	(Unaudited)	2009
ASSETS

Current Assets
Cash and cash equivalents	$728,400	$1,640,500
Trade accounts receivable, net of allowance for doubtful accounts of $206,800 at February 28, 2010 and $377,900 at August 31, 2009, respectively	10,742,700	9,082,500
Inventories, net	9,648,900	10,292,500
Marketable securities, trading	656,200	2,226,600
Prepaid expenses and other assets	247,100	178,200
Unsecured related party notes receivable	5,437,100	2,704,300
Deferred tax asset	84,300	375,900

Total current assets	27,544,700	26,500,500

Equipment and Leasehold Improvements, net	1,163,200	1,384,400
Other Assets
Goodwill	305,400	305,400
Other assets	95,500	92,300
Restricted cash	540,400	1,641,600
Deferred tax asset	762,800	510,400

Total other assets	1,704,100	2,549,700

Total assets	$30,412,000	$30,434,600

LIABILITIES AND STOCKHOLDER’S EQUITY

Current Liabilities
Bank overdraft	$1,139,800	$564,700
Line of credit	9,794,400	8,467,400
Trade accounts payable	6,693,800	5,729,400
Accrued expenses	1,269,400	1,516,300
Liability for short sales of trading securities	—	1,101,200
Current portion of note payable	—	2,600
Income taxes payable	214,500	563,500

Total current liabilities	19,111,900	17,945,100

Commitments and Contingencies

Stockholder’s Equity
Common stock, no par value; authorized 10,000 shares; issued and outstanding 1,500 shares	1,455,000	1,455,000
Accumulated other comprehensive income	518,200	476,600
Retained earnings	9,326,900	10,557,900

Total stockholder’s equity	11,300,100	12,489,500

Total liabilities and stockholder’s equity	$30,412,000	$30,434,600

Page 1	See condensed notes to interim consolidated financial statements.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE LOSS
For the Six Months Ended February 28, 2010 and 2009
(Unaudited)

	2010	2009
NET SALES	$41,434,800	$44,089,200

COST OF GOODS SOLD	30,056,600	31,982,000

GROSS PROFIT	11,378,200	12,107,200

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,540,674	11,015,280

OPERATING INCOME	837,526	1,091,920

OTHER INCOME (EXPENSE)
Unrealized gain on trading securities	1,425,500	355,600
Realized loss on sales of trading securities	(3,221,100)	(2,903,300)
Interest and other income	170,774	100,530
Interest expense	(132,600)	(103,050)

LOSS BEFORE PROVISION FOR INCOME TAXES	(919,900)	(1,458,300)

PROVISION FOR INCOME TAXES	(311,100)	(248,400)

NET LOSS	$(1,231,000)	$(1,706,700)

COMPREHENSIVE LOSS
Net loss	$(1,231,000)	$(1,706,700)
Other comprehensive income (loss)
Foreign currency translation adjustment	41,600	(294,300)

COMPREHENSIVE LOSS	$(1,272,600)	$(2,001,000)

Page 2	See condensed notes to interim consolidated financial statements.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Six Months Ended February 28, 2010 and 2009
(Unaudited)

	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,231,000)	$(1,706,700)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	225,700	235,400
Bad debt expense	7,200	73,000
Inventory reserve	28,000	40,000
Net loss on securities transactions	1,795,600	2,547,700
Deferred income taxes	39,200	77,200
Change in operating assets and liabilities:
Increase (decrease) in:
Accounts Receivable	(1,667,500)	620,200
Inventories	615,600	(486,400)
Marketable securities, trading	(225,200)	(289,600)
Prepaid expenses and other assets	(70,600)	(339,900)
Increase (decrease) in:
Trade accounts payable	965,100	(894,100)
Accrued expenses	(546,600)	(165,700)
Liability for short sales of trading securities	(1,101,200)	(34,900)
Income taxes payable	(349,000)	(1,287,600)

Net cash used in operating activities	(1,514,700)	(1,611,400)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of equipment	(4,500)	(187,000)
Change in restricted cash	1,101,200	34,900
Net advances to affiliates	(2,423,000)	(310,300)

Net cash used in investing activities	(1,326,300)	(462,400)

CASH FLOWS FROM FINANCING ACTIVITIES
Bank overdraft	575,100	215,100
Net borrowings on line of credit	1,327,000	2,300,000
Payment on note payable	(2,600)	—

Net cash provided by financing activities	1,899,500	2,515,100

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	29,400	(294,300)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(912,100)	147,000

CASH AND CASH EQUIVALENTS – beginning of year	1,640,500	2,390,600

CASH AND CASH EQUIVALENTS – end of period	$728,400	$2,537,600

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the six months for:
Interest	$145,200	$155,500

Income taxes	$606,500	$2,146,700

Page 3	See condensed notes to interim consolidated financial statements.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2010 and 2009
(Unaudited)
1. NATURE OF OPERATIONS
Nature of Operations
Bisco Industries, Inc. was incorporated in 1973 in Illinois, and distributes electronic fasteners and components to a worldwide market through locations in the United States and Canada. Net sales to customers outside the United States and related trade accounts receivable are approximately 5% and 9% of total sales and trade accounts receivable at February 28, 2010 and 6% and 9% at August 31, 2009, respectively.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation
The consolidated financial statements include the accounts of Bisco Industries, Inc. and its wholly owned Canadian subsidiary, Bisco Industries Limited (which are hereinafter collectively referred to as the “Company”). All significant intercompany transactions and balances have been eliminated in consolidation.
Basis of Presentation
The accompanying unaudited consolidated financial statements have been prepared by the Company in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and the rules and regulations of the Securities and Exchange Commission (“SEC”) for interim reporting. In the opinion of management, all adjustments (which include normal recurring adjustments) considered necessary for a fair presentation of our financial position and results of operations have been included.
Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to SEC rules and regulations for presentation of interim financial information. Therefore, these condensed interim consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements for the years ended August 31, 2009 and 2008 (included elsewhere in EACO Corporation’s Form 8-K/A filing). Amounts related to disclosure of August 31, 2009 balances within these consolidated financial statements were derived from the audited consolidated financial statements as of August 31, 2009. Current and future financial statements may not be directly comparable to the Company’s historical financial statements. The results of operations for these interim periods are not necessarily indicative of the results to be expected for any other interim period or for the full year.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2010 and 2009
(Unaudited)
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Inventories
Inventories consist of electronic fasteners and components stated at the lower of cost or estimated market. Cost is determined using the average cost method. Inventories are net of a reserve for slow moving or obsolete items of $712,000 and $684,000 at February 28, 2010 and August 31, 2009, respectively. The reserve is based upon management’s review of inventories on-hand over their expected future utilization and length of time held.
Subsequent Events
Management evaluated events and transactions after February 28, 2010 and before the date the accompanying interim consolidated financial statements were issued for potential recognition and/or disclosure in such financial statements. In connection with preparing the accompanying interim consolidated financial statements, management evaluated subsequent events through June 9, 2010 which is the date that such financial statements were issued.
3. COMMITMENTS AND CONTINGENCIES
Guarantee
The Company is an unconditional guarantor of a $1,000,000 letter of credit issued to EACO Corporation (EACO), a publicly traded company in which the Company’s stockholder has a controlling interest. The letter of credit was issued in favor of EACO’s workers’ compensation insurance carrier. There have been no amounts drawn against this letter of credit through February 28, 2010. This letter of credit will mature in June 2010 and is expected to be renewed for another year through June 2011. The guarantee is secured by a certificate of deposit which matures every thirty days in the amount of $540,400 at February 28, 2010 and August 31, 2009, respectively. If EACO defaults on a payment, the Company would have to perform under the guarantee. The Company monitors the financial performance of EACO on a continuous basis and also evaluates the availability of cash from alternate sources. No amount has been accrued for the Company’s obligation under this guarantee arrangement as of February 28, 2010 and August 31, 2009 as the estimated fair value is insignificant.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2010 and 2009
(Unaudited)
4. RELATED PARTY TRANSACTIONS
The Company’s employees provide certain administrative functions to EACO pursuant to an administrative services agreement. The amounts charged to EACO for such services approximated $75,400 and $42,500 for the six months ended February 28, 2010 and 2009, respectively, and were recorded as a reduction of salaries expense in the Company’s consolidated statements of operations.
During the six months ended February 28, 2010 and the year ended August 31, 2009, EACO borrowed a total of $2,423,000 and $1,400,000 from the Company to fund operations. The amounts loaned have been on an as-needed basis and are covered by multiple individual notes. The notes receivable accrue interest monthly at 7.5% per annum and mature six months from the date of the note. During the year ended August 31, 2009, extensions were granted to revise the notes receivable maturities month to month. As of February 28, 2010 and August 31, 2009, the Company has notes receivable from EACO of $5,152,400 and $2,560,800 respectively, plus accrued unpaid interest.
During the six months ended February 28, 2010, EACO made no repayments to the Company. During the year ended August 31, 2009, EACO made payments of $154,100 to the Company.
The Company leases three buildings under operating lease agreements owned by the sole stockholder. During the six months ended February 28, 2010 and 2009, the Company incurred approximately $256,800 in each period, respectively, of expense related to these leases.
5. FAIR VALUE DISCLOSURES
ASC 820 requires disclosure of a fair-value hierarchy of inputs the Company uses to estimate the fair value of an asset or a liability. The three levels of the fair-value hierarchy are described as follows:
Level 1: Quoted prices (unadjusted) in active markets for identical assets and liabilities. For the Company, Level 1 inputs include prices of marketable securities that are actively traded on national exchanges.
Level 2: Inputs other than Level 1 that are observable, either directly or indirectly. For the Company, there were no Level 2 measurements in the six months ended February 28, 2010 and 2009.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2010 and 2009
(Unaudited)
5. FAIR VALUE DISCLOSURES (continued)
Level 3: Unobservable inputs. When applicable, level 3 inputs are required for the determination of fair value associated with certain nonrecurring measurements of nonfinancial assets and liabilities.
The following table sets forth by level, within the fair value hierarchy, certain assets at estimated fair value as of February 28, 2010.

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Marketable securities	$656,200	$—	$—	$656,200
Related party notes receivable	—	—	5,152,400	5,152,400
Changes in the Company’s Level 3 fair value measurements during the six months ended February 28, 2010 were as follows:

Related Party
Notes
Receivable
Balance as of August 31, 2009	$2,704,300

Borrowings and interest expense, net of repayments	2,448,100

Balance as of February 28, 2010	$5,152,400

BISCO INDUSTRIES, INC. AND SUBSIDIARY
CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2010 and 2009
(Unaudited)
6. SUBSEQUENT EVENTS
Merger with EACO Corporation
During the eight months ended August 31, 2009, EACO Corporation (“EACO”) engaged financial advisors to evaluate alternative strategies to increase shareholder value, including a merger with the Company.
On March 24, 2010, EACO completed the acquisition of the Company. The acquisition (the “Acquisition”) was consummated pursuant to an Agreement and Plan of Merger dated December 22, 2009 by and among EACO, Bisco Acquisition Corp., the Company and Glen F. Ceiley, the Company’s sole stockholder (the “Agreement”). Pursuant to the Agreement, Bisco Acquisition Corp., a wholly-owned subsidiary of EACO, was merged with and into the Company; the Company was the surviving corporation in the merger and became a wholly-owned subsidiary of EACO.
In connection with the Acquisition, EACO issued an aggregate of 4,705,669 shares of its common stock (the “Merger Shares”) to Glen F. Ceiley of the Company in exchange for all of the outstanding capital stock of the Company. 36,000 shares of the Merger Shares will be held in escrow by EACO for twelve months as security for the indemnification obligations of the former Company shareholder to EACO as set forth in the Agreement.
After the Acquisition and the issuance to him of the Merger Shares, Mr. Ceiley owns 98.9% of the outstanding common stock of EACO. Mr. Ceiley also owns 36,000 shares of the Series A Cumulative Convertible Preferred Stock of EACO. In addition, under a management agreement with EACO, the Company handles the day to day operations of EACO and provides administration and accounting services through a steering committee. The steering committee consists of Mr. Ceiley and certain senior executives of the Company.

BISCO INDUSTRIES, INC.
CONSOLIDATED FINANCIAL STATEMENT
August 31, 2009 and 2008

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Bisco Industries, Inc.
We have audited the accompanying consolidated balance sheets of Bisco Industries, Inc. and Subsidiary (the “Company”) as of August 31, 2009 and 2008, and the related consolidated statements of operations and comprehensive income (loss), stockholder’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Bisco Industries, Inc. and Subsidiary as of August 31, 2009 and 2008, and the consolidated results of their operations and their consolidated cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Newport Beach, California
December 22, 2009
Squar, Milner, Peterson, Miranda & Williamson, LLP
 Certified Public Accountants & Financial Advisors, Serving Clients Since 1951
4100 Newport Place Drive, Third Floor | Newport Beach, CA 92660 Tel: 949-222-2999 | Fax: 949-222-2989
Los Angeles           Newport Beach           San Diego          Cayman lslands

BISCO INDUSTRIES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
August 31, 2009 and 2008

	2009	2008
ASSETS

Current Assets
Cash and cash equivalents	$1,640,500	$2,390,600
Trade accounts receivable, net of allowance for doubtful accounts of $377,900 and $307,100 at August 31, 2009 and 2008, respectively	9,082,500	11,232,900
Inventories, net	10,292,500	10,003,900
Marketable securities, trading	2,226,600	6,771,000
Prepaid expenses and other assets	178,200	313,300
Unsecured related party notes receivable	2,704,300	1,305,700
Deferred tax asset	375,900	498,000

Total current assets	26,500,500	32,515,400

Equipment and leasehold improvements, net	1,384,400	1,626,800

Other Assets
Goodwill	305,400	305,400
Other assets	92,300	91,500
Restricted cash	1,641,600	1,538,300
Deferred tax asset	510,400	440,400

Total other assets	2,549,700	2,375,600

Total assets	$30,434,600	$36,517,800

LIABILITIES AND STOCKHOLDER’S EQUITY

Current Liabilities
Bank overdraft	$564,700	$1,267,300
Line of credit	8,467,400	6,267,400
Trade accounts payable	5,729,400	6,726,200
Accrued expenses	1,516,300	2,055,700
Liability for short sales of trading securities	1,101,200	997,900
Current portion of note payable	2,600	13,800
Income taxes payable	563,500	1,249,800

Total current liabilities	17,945,100	18,578,100

Note Payable, net of current portion	—	3,200

Commitments and Contingencies

Stockholder’s Equity
Common stock, no par value; authorized 10,000 shares; issued and outstanding 1,500 shares	1,455,000	1,455,000
Accumulated other comprehensive income	476,600	676,000
Retained earnings	10,557,900	15,805,500

Total stockholder’s equity	12,489,500	17,936,500

Total liabilities and stockholder’s equity	$30,434,600	$36,517,800

Page 2	See notes to consolidated financial statements.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
For the Years Ended August 31, 2009 and 2008

	2009	2008
NET SALES	$84,251,100	$92,433,800

COST OF GOODS SOLD	(61,223,600)	(66,143,000)

GROSS PROFIT	23,027,500	26,290,800

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	(21,168,500)	(21,341,300)

OPERATING INCOME	1,859,000	4,949,500

OTHER INCOME (EXPENSE)
Realized gain/(loss) on sales of trading securities	(4,983,200)	2,005,000
Unrealized loss on trading securities	(1,251,200)	(197,500)
Interest expense, net	(116,200)	(291,700)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(4,491,600)	6,465,300

PROVISION FOR INCOME TAXES	(756,000)	(1,711,000)

NET INCOME (LOSS)	$(5,247,600)	$4,754,300

COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$(5,247,600)	$4,754,300
Other comprehensive income (loss):
Foreign currency translation adjustment	(199,400)	4,800

COMPREHENSIVE INCOME (LOSS)	$(5,447,000)	$4,759,100

Page 3	See notes to consolidated financial statements.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY
For the Years Ended August 31, 2009 and 2008

			Accumulated
			Other		Total
	Common Stock		Comprehensive	Retained	Stockholder’s
	Shares	Amount	Income	Earnings	Equity
BALANCE – August 31, 2007	1,500	$1,455,000	$671,200	$11,051,200	$13,177,400
Other comprehensive income:
Foreign currency translation adjustment	—	—	4,800	—	4,800
Net income	—	—	—	4,754,300	4,754,300

BALANCE – August 31, 2008	1,500	1,455,000	676,000	15,805,500	17,936,500
Other comprehensive loss:
Foreign currency translation adjustment	—	—	(199,400)	—	(199,400)
Net loss	—	—	—	(5,247,600)	(5,247,600)

BALANCE – August 31, 2009	1,500	$1,455,000	$476,600	$10,557,900	$12,489,500

Page 4	See notes to consolidated financial statements.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years Ended August 31, 2009 and 2008

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(5,247,600)	$4,754,300
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Depreciation and amortization	469,500	399,400
Bad debt expense (recovery)	133,700	(19,400)
Inventory reserve	80,000	(44,000)
Net loss (gain) on securities transactions	6,234,400	(1,807,500)
Deferred income taxes	52,100	(129,400)
Change in operating assets and liabilities:
Increase (decrease) in:
Trade accounts receivable, net	2,016,700	(698,600)
Inventories	(368,600)	(349,000)
Marketable securities, trading	(1,690,000)	(2,134,200)
Prepaid expenses and other assets	134,300	(80,600)
Increase (decrease) in:
Trade accounts payable	(996,800)	10,400
Accrued expenses	(539,400)	445,900
Liability for short sales of trading securities	103,300	(527,300)
Income taxes payable	(686,300)	780,700

Net cash (used in) provided by operating activities	(304,700)	600,700

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of equipment	(227,100)	(652,200)
Change in restricted cash	(103,300)	527,300
Advances to affiliates	(1,398,600)	(1,125,100)

Net cash used in investing activities	(1,729,000)	(1,250,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Bank overdraft	(702,600)	(145,300)
Net borrowings/(payments) on line of credit	2,200,000	(450,000)
Payment on note payable	(14,400)	(13,400)

Net cash provided by (used in) financing activities	1,483,000	(608,700)

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(199,400)	4,800

NET DECREASE IN CASH AND CASH EQUIVALENTS	(750,100)	(1,253,200)

CASH AND CASH EQUIVALENTS – beginning of year	2,390,600	3,643,800

CASH AND CASH EQUIVALENTS – end of year	$1,640,500	$2,390,600

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$298,394	$539,600

Income taxes	$1,558,065	$1,268,500

Page 5	See notes to consolidated financial statements.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008
1. NATURE OF OPERATIONS
Nature of Operations
Bisco Industries, Inc. was incorporated in 1973 in Illinois, and distributes electronic fasteners and components to a worldwide market through locations in the United States and Canada. Net sales to customers outside the United States and related trade accounts receivable are approximately 6% and 9% of total sales and trade accounts receivable, respectively, at August 31, 2009 and 6% and 10%, respectively, at August 31, 2008.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation
The consolidated financial statements include the accounts of Bisco Industries, Inc. and its wholly owned Canadian subsidiary, Bisco Industries Limited (which are hereinafter collectively referred to as the “Company”). All significant intercompany transactions and balances have been eliminated in consolidation.
Basis of Presentation
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).
Management evaluated events and transactions after August 31, 2009 and before the date the accompanying financial statements were issued for potential recognition and/or disclosure in such financial statements in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 165, Subsequent Events (“SFAS 165”). In connection with preparing the accompanying August 31, 2009 financial statements, management evaluated subsequent events through December 22, 2009, which is the date that such financial statements were issued.
Reclassification
Certain reclassifications have been made to the prior years’ consolidated financial statements to conform to the current year’s presentation.
Use of Estimates
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Use of Estimates (continued)
period. Actual results could differ from those estimates. Significant estimates and assumptions made by management include, but are not limited to, allowances for doubtful accounts receivable, slow-moving and obsolete inventory reserves, recoverability of the carrying value and estimated useful lives of long-lived assets, and recoverability of deferred tax assets.
Foreign Currency Translation and Transactions
Assets and liabilities recorded in functional currencies other than the U.S. dollar (Canadian dollars for the Company’s subsidiary) are translated into U.S. dollars at the year-end rate of exchange. Revenue and expenses are translated at the weighted-average exchange rates for the year. The resulting translation adjustments are charged or credited directly to accumulated other comprehensive income or loss. The average exchange rates for the years ended August 31, 2009 and 2008 were $0.85 and $0.99 Canadian dollars per one U.S. dollar, respectively. The exchange rate at August 31, 2009 and 2008 was $0.92 and $0.94 Canadian dollars per one U.S. dollar, respectively.
Estimated Fair Value of Financial Instruments and Certain Nonfinancial Assets and Liabilities
The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable, line of credit, and accrued expenses approximate their fair value because of the short-term nature of these financial instruments.
Management has concluded that it is not practical to determine the estimated fair value of amounts due from related parties. SFAS No. 107, Disclosures about Fair Values of Financial Instruments, requires that for financial instruments for which it is not practicable to estimate their fair value, information pertinent to those financial instruments be disclosed, such as the carrying amount, interest rate, and maturity, as well as the reasons why it is not practicable to estimate fair value. Information about these related party financial instruments is included in Note 9. Management believes it is not practical to estimate the fair value of these related-party financial instruments because the transactions cannot be assumed to have been consummated at arm’s length, there are no quoted values available for these instruments, and an independent valuation would not be practicable due to the lack of data regarding similar instruments, if any, and the associated potential costs.
During the two years ended August 31, 2009, the Company did not have any nonfinancial assets or liabilities that were measured at estimated fair value (as contemplated by SFAS No. 157, Fair Value Measurements on a nonrecurring basis.
See Note 10 for additional information.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Cash and Cash Equivalents
The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.
Restricted Cash
The Company is an unconditional guarantor of a letter of credit as more fully described in Note 7. The guarantee is secured by a renewable certificate of deposit in the amount of $540,400 at August 31, 2009 and 2008, which matures every thirty days.
The Company also has restricted cash of $1,101,200 and $997,900 at August 31, 2009 and 2008, respectively, on deposit with a securities brokerage firm, which relates to the liability for securities sold not yet purchased.
Concentrations
Financial instruments that subject the Company to credit risk include cash balances maintained in the United States in excess of federal depository insurance limits and accounts receivable. Cash accounts maintained by the Company at domestic financial institutions are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 at August 31, 2009 and $100,000 at August 31, 2008. The uninsured balance was $58,600 and $276,700 at August 31, 2009 and 2008, respectively. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risks on cash.
No single customer accounted for more than 10% of revenues for the years ended August 31, 2009 and 2008.
Trade Accounts Receivable
Trade accounts receivable are carried at original invoice amount, less an estimate for doubtful accounts. Management determines the allowance for doubtful accounts by identifying probable credit losses in the Company’s accounts receivable and reviewing historical data to estimate the collectability on items not yet specifically identified as problem accounts. Trade accounts receivable are written off when deemed uncollectible. Recoveries of trade accounts receivable previously written off are recorded when received. A trade account receivable is considered past due if any portion of the receivable balance is outstanding for more than 30 days. The Company does not charge interest on past due balances.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Inventories
Inventories consist of electronic fasteners and components stated at the lower of cost or estimated market. Cost is determined using the average cost method. Inventories are net of a reserve for slow moving or obsolete items of $684,000 and $604,000 at August 31, 2009 and 2008, respectively. The reserve is based upon management’s review of inventories on-hand over their expected future utilization and length of time held by the Company.
Equipment and Leasehold Improvements
Equipment and leasehold improvements are stated at cost. Depreciation and amortization expenses are calculated on the straight-line method over the estimated useful lives of the assets, ranging from five to seven years. Leasehold improvements are amortized over the estimated useful life of the asset or the remaining lease term, whichever is shorter.
Maintenance and repairs are charged to expense as incurred. Renewals and improvements of a major nature are capitalized. At the time of retirement or disposition of property and equipment, the cost and accumulated depreciation or amortization are removed from the accounts and any gains or losses are reflected in income.
Long-Lived Assets
Long-lived assets (principally equipment and leasehold improvements) are evaluated for impairment whenever events or changes in circumstances indicate that an asset may not be recoverable. Long-lived assets evaluated for impairment are grouped with other assets to the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities. If the sum of the projected undiscounted cash flows is less than the carrying value of the assets, the assets will be written down to their estimated fair value, and such loss is recognized in income in the period in which the determination is made. Management determined there were no impairment indicators on long-lived assets during the years ended August 31, 2009 and 2008.
Investments
Investments consist of marketable trading securities and securities sold, not yet purchased.
These securities are stated at fair value. Market value is determined using the quoted closing or latest bid prices. Realized gains and losses on investment transactions are determined by the average cost method and are recognized as incurred in the statement of operations. Net unrealized gains and losses are reported in the statement of operations and represent the change in the market value of investment holdings during the period. At August 31, 2009 and 2008, marketable securities consisted of equity securities (including stocks options) of publicly held domestic companies.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Investments (continued)
A primary investment strategy used by the Company in 2009 and 2008 consisted of the short-selling of securities, which results in obligations to purchase securities at a later date. As of August 31, 2009 and 2008, the Company’s total obligation for securities sold and not yet purchased was $1,101,200 and $997,900, respectively. The Company recognized unrealized losses on securities sold, not yet purchased (“short sales”) of $103,300 and $2,400 at August 31, 2009 and 2008, respectively. Restricted cash to collateralize the Company’s obligation for short sales totaled $1,101,200 and $997,900 at August 31, 2009 and 2008, respectively.
Goodwill
Goodwill is accounted for in accordance with SFAS No. 142, Goodwill and Other Intangible Assets. Under this Statement, goodwill is no longer amortized, but instead is tested at least annually for possible impairment. The Company determined that it has two reporting units, one of which related to the Company’s Canadian operations and is subject to impairment testing as all of the goodwill has been assigned to the latter reporting unit. The Company’s annual testing date for impairment of goodwill is August 31. The impairment evaluation includes a comparison of the carrying value of the reporting unit (including goodwill) to its estimated fair value. As of August 31, 2009, management performed this assessment and determined there was no goodwill impairment.
Revenue Recognition
Since the Company’s shipping terms are FOB shipping point, management generally recognizes Company revenue at the time of product shipment. Revenue is considered to be realized or realizable and earned when there is persuasive evidence of a sales arrangement in the form of an executed contract or purchase order, the product has been shipped (and installed when applicable), the sales price is fixed or determinable, and collectability is reasonably assured.
Income Taxes
The Company follows SFAS No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s consolidated financial statements or income tax returns. Deferred tax assets are recognized for deductible temporary differences and net operating loss and tax credit carryforwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the difference between the amounts of assets and liabilities reported in the Company’s consolidated financial statements and their tax bases.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Income Taxes (continued)
In estimating future tax consequences under SFAS No. 109, all expected future events, other than enactments of changes in the tax laws or rates, are considered. A valuation allowance related to a deferred tax asset is recorded when it is more likely than not that some or all of the deferred tax asset will not be realized.
Freight and Shipping/Handling
The Company records freight billings as sales; such billings were approximately $996,000 and $1,202,200 during 2009 and 2008, respectively. Shipping and handling expenses are included in cost of sales, and were approximately $1,771,700 and $2,360,200 during 2009 and 2008, respectively.
Leases
Certain of the Company’s operating leases provide for minimum annual payments that adjust over the life of the lease. The aggregate minimum annual payments are expensed on the straight-line basis over the minimum lease term. The Company recognizes a deferred rent liability for rent escalations when the amount of straight-line rent exceeds the lease payments, and reduces the deferred rent liability when the lease payments exceed the straight-line rent expense.
Recent Accounting Pronouncements
In December 2007, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 141(R), Business Combinations, which retains the fundamental requirements in SFAS No. 141, that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS No. 141(R) requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their estimated fair values as of that date, with limited exceptions. In addition, SFAS No. 141(R) requires acquisition and restructuring that the acquirer expected but was not obligated to incur to be recognized separately from the business combination, therefore, expensed instead of part of the purchase price allocation. SFAS No. 141(R) will be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Early adoption is prohibited. The Company expects to adopt SFAS No. 141(R) for any business combinations with an acquisition date on or after September 1, 2009.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Recent Accounting Pronouncements (continued)
In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment to ARB No. 51. SFAS No. 160 changes the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests and classified as a component of equity. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Early adoption is prohibited. The Company is currently evaluating the impact SFAS No. 160 may have on its consolidated financial statements.
In June 2008, the FASB ratified a consensus reached on Emerging Issues Task Force (“EITF”) Issue No. 07-05, Determining Whether an Instrument (or an Embedded Feature) is Indexed to an Entity’s Own Stock (“EITF 07-05”). EITF 07-05 provides guidance for determining whether an equity-linked financial instrument (or embedded feature) is indexed to an entity’s own stock. EITF 07-05 applies to any freestanding financial instrument or embedded feature that has all the characteristics of a derivative under paragraphs 6-9 of SFAS 133 for purposes of determining whether that instrument or embedded feature qualifies for the first part of the scope exception under paragraph 11(a) of SFAS 133, and for purposes of determining whether that instrument is within the scope of EITF No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock. EITF No. 00-19 provides accounting guidance for instruments that are indexed to, and potentially settled in, the issuer’s own stock. EITF 07-05 is effective for fiscal years beginning after December 15, 2008, and early adoption is not permitted. The Company is currently evaluating the impact of this pronouncement on its financial statements.
In December 2008, the FASB issued FASB Staff Position (“FSP”) FIN 48-3, Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises, which deferred the effective date of FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, for certain nonpublic enterprises to the annual financial statements for fiscal years beginning after December 15, 2008. FIN 48 was issued in July 2006 and clarified the accounting for income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Benefits from tax positions should be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Recent Accounting Pronouncements (continued)
by the appropriate taxing authority that would have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met. FIN 48 also provides guidance on the accounting for and disclosure of unrecognized tax benefits, interest, and penalties. The Company is currently evaluating the impact of the adoption of FIN 48 on its financial statements.
In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R) (“SFAS 167”). SFAS 167 is intended to improve financial reporting by providing additional guidance to companies involved with variable interest entities (“VIEs”) and by requiring additional disclosures about a company’s involvement in variable interest entities. This standard is generally effective for interim and annual periods ending after November 15, 2009. However, the effective date has been deferred (until late 2010) for certain entities and VIEs such as mutual funds, hedge funds, private equity funds and venture capital funds. We are currently evaluating the potential impact on our financial statements when implemented.
In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (a replacement of FASB Statement No. 162) (“SFAS 168”). SFAS 168 establishes the FASB Accounting Standards Codification (“Codification”) as the sole source of authoritative GAAP. The Codification does not create any new GAAP standards but incorporates existing accounting and reporting standards into a new topical structure. The Codification is effective for reporting periods ending after September 15, 2009. Beginning with fiscal 2010, the Company will use the new referencing system to identify authoritative accounting standards, replacing the existing references to SFAS, EITF, FSP, etc. Standards existing on July 1, 2009 will be designated by their Accounting Standards Codification topical reference and new standards will be designated as Accounting Standards Updates, with a year and assigned sequence number.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008
3. EQUIPMENT AND LEASEHOLD IMPROVEMENTS
Equipment and leasehold improvements are summarized as follows at August 31, 2009 and 2008:

	2009	2008
Machinery and equipment	$3,406,300	$3,206,100
Furniture and equipment	622,400	597,900
Vehicles	187,000	187,000
Leasehold improvements	1,083,700	1,081,300

	5,299,400	5,072,300
Less accumulated depreciation and amortization	(3,915,000)	(3,445,500)

	$1,384,400	$1,626,800

Depreciation and amortization expense for the years ended August 31, 2009 and 2008 was approximately $471,000 and $400,000, respectively.
4. LINE OF CREDIT
The Company has a $10,000,000 line-of-credit agreement with a bank. Borrowings under this agreement bear interest at either the 30, 60, or 90 day London Inter-Bank Offered Rate (“LIBOR”) (.27% and 2.68% for the 60 day LIBOR at August 31, 2009 and 2008, respectively) plus 1.75% and/or the bank’s reference rate (3.25% and 5% at August 31, 2009 and 2008, respectively). Borrowings are secured by substantially all assets of the Company and are guaranteed by the Company’s sole stockholder. The agreement expires in April 2010. The amount outstanding under this line of credit as of August 31, 2009 and 2008 was $8,467,400 and $6,267,400, respectively. Availability under the line of credit was $1,532,600 and $3,732,600 at August 31, 2009 and 2008, respectively.
The credit agreement contains nonfinancial and financial covenants requiring the maintenance of certain financial ratios. As of August 31, 2009, the Company was not in compliance with one covenant of the loan agreement relating to a $1,000,000 limit on short sale trading securities. The bank has not granted the Company a waiver regarding the default. Although the bank has not accelerated the maturity date of the line of credit, the entire amount due has been reported as a current liability in the accompanying August 31, 2009 consolidated balance sheet.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008
5. NOTE PAYABLE
The Company has a $2,400 outstanding automobile loan due in monthly installments of $1,000, including interest at 4.5%, through October 2009.
6. INCOME TAXES
The components of income tax expense for the years ended August 31, 2009 and 2008 are as follows:

	2009	2008
Current taxes
Federal and state	$605,000	$1,784,000
Foreign	98,900	56,000
Deferred taxes	52,100	(129,000)

	$756,000	$1,711,000

The income tax expense differs from the amount of income tax determined by applying the U.S. income tax rate of 34% to pretax income or loss for the years ended August 31, 2009 and 2008 as follows:

	2009	2008
Computed “expected” tax (benefit) expense	$(1,527,000)	$2,120,000
Increase (decrease) in taxes resulting from:
State income taxes, net of federal benefit	76,000	252,000
Change in valuation allowance	2,207,000	(661,000)

	$756,000	$1,711,000

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008
6. INCOME TAXES (continued)
Components of the Company’s net deferred tax assets as of August 31, 2009 and 2008 are as follows:

	2009	2008
Deferred tax assets
Allowance for doubtful accounts	$119,400	$150,400
Inventories	284,700	251,400
Vacation accrual	168,700	129,500
Uniform capitalization, Section 263A	186,900	181,000
Depreciation and amortization	139,500	127,100
Unrealized losses on trading securities	476,900	38,300
Capital loss carryforward	2,074,300	—
Other, net	(15,900)	96,000

Total deferred tax assets	3,434,500	973,700
Less valuation allowance	(2,548,200)	(35,300)

Net deferred tax asset	$886,300	$938,400

Management believes that it is more likely than not that the Company will not realize the benefit of the deferred tax assets existing at August 31, 2009 and 2008 pertaining to certain securities transactions based upon historical Company activity; therefore, a valuation allowance has been established for this deferred tax asset.
As of August 31, 2009 and 2008, the Company also had capital loss carryforwards of approximately $4.9 million and $0, respectively, which are deductible only to the extent the Company has future capital gains. The Company has provided a full valuation allowance on the related deferred tax asset since it is not likely the Company will realize the benefit of capital loss carryforwards in the foreseeable future.
7. COMMITMENTS AND CONTINGENCIES
Operating Leases
The Company leases its facilities under operating lease agreements (three of which are with its stockholder) which expire on various dates through September 2018 and require minimum annual rentals ranging from $1,000 to $26,000 per month. Certain of the leases contain options for renewal under varying terms.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008
7. COMMITMENTS AND CONTINGENCIES (continued)
Operating Leases (continued)
Minimum future rental payments under operating leases are as follows:

Years ending August 31:
2010	$1,531,600
2011	822,500
2012	416,600
2013	277,100
2014	264,900
Thereafter	1,033,900

$4,346,600

Rental expense for all operating leases for the years ended August 31, 2009 and 2008 was approximately $1,576,000 and $1,400,000, respectively, of which approximately $480,000 and $460,000 was paid to the Company’s stockholder during fiscal 2009 and 2008, respectively.
Guarantee
The Company is an unconditional guarantor of a $1,000,000 letter of credit issued to EACO Corporation (EACO), a publicly traded company in which the Company’s stockholder has a controlling interest. The letter of credit was issued in favor of EACO’s workers’ compensation insurance carrier. There have been no amounts drawn against this letter of credit through August 31, 2009. This letter of credit matures in June 2010 and renews on an annual basis. The guarantee is secured by a certificate of deposit which matures every thirty days in the amount of $540,400 at August 31, 2009 and 2008, respectively. If EACO defaults on a payment, the Company would have to perform under the guarantee. The Company monitors the financial performance of EACO on a continuous basis and also evaluates the availability of cash from alternate sources. No amount has been accrued for the Company’s obligation under this guarantee arrangement as of August 31, 2009 or 2008 as the estimated fair value is insignificant.
8. PROFIT SHARING PLAN
The Company has a defined contribution 401(k) profit sharing plan for all eligible employees. Employees are eligible to contribute to the 401(k) plan after six months of employment. Under the plan, employees may contribute up to 15% of their compensation. The Company matched 50% of the employee contributions up to 4% of employees’ compensation in the 2009 and 2008 fiscal year. The Company’s contributions are subject to a five-year vesting period beginning the second year of service. The Company’s contribution expense was approximately $161,500 and $148,000 for the years ended August 31, 2009 and 2008, respectively.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008
9. RELATED PARTY TRANSACTIONS
The Company’s employees provide certain administrative functions to EACO pursuant to an administrative services agreement. The amounts charged to EACO for such services approximated $106,500 and $123,100 for the years ended August 31, 2009 and 2008, respectively, and were recorded as a reduction of salaries expense in the Company’s consolidated statements of operations. As of August 31, 2009 and 2008, the Company has a receivable from EACO of $2,704,300 and $1,305,700, including accrued unpaid interest.
During fiscal 2009, EACO borrowed a total $1,400,000 from the Company to fund operations. The amounts loaned have been on an as-needed basis and are covered by multiple individual notes. The notes receivable accrue interest monthly at 7.5% per annum and mature six months from the date of the note. During fiscal 2009, extensions were granted to revise the notes receivable maturity dates to 2010.
During the year ended August 31, 2009, EACO made repayments of $154,100 to the Company.
The Company leases three buildings under operating lease agreements from its sole stockholder. During the periods ended August 31, 2009 and 2008, the Company incurred approximately $479,500 and $460,000, respectively, of expense related to these leases. Such amounts (and the future minimum obligations under these lease agreements relating to fiscal 2010-2014 and thereafter) are included in the related disclosures set forth in Note 7.
Subsequent to August 31, 2009, the Company loaned, on a short term basis, an additional $2,000,000 to EACO to fund its operations. The notes receivable accrue interest monthly at 7.5% per annum and mature in September 2010.
10. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS
The Company adopted SFAS No. 157, Fair Value Measurements, in the first quarter of fiscal 2008. SFAS 157 was amended in February 2008 by FSP FAS No. 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Its Related Interpretive Accounting Pronouncements That Address Leasing Transactions, and by FSP FAS 157-2, Effective Date of FASB Statement No. 157, which delayed the Company’s application of SFAS 157 for nonrecurring fair value measurements of nonfinancial assets and liabilities until September 1, 2008. SFAS 157 was further amended in October 2008 by FSP FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active, which clarifies the application of SFAS 157 to assets participating in inactive markets. On April 9, 2009, SFAS 157 was amended again by FSP FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, which emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique(s) used, the objective of a fair value measurement remains the same.

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008
10. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)
Implementation of SFAS 157 did not have a material effect on the Company’s results of operations or financial position and had no effect on the Company’s existing fair-value measurement practices. However, SFAS 157 requires disclosure of a fair-value hierarchy of inputs the Company uses to estimate the fair value an asset or a liability. The three levels of the fair-value hierarchy are described as follows:
Level 1: Quoted prices (unadjusted) in active markets for identical assets and liabilities. For the Company, Level 1 inputs include prices of marketable securities that are actively traded on national exchanges.
Level 2: Inputs other than Level 1 that are observable, either directly or indirectly. For the Company, there were no Level 2 measurements in fiscal 2009 or 2008.
Level 3: Unobservable inputs. When applicable, level 3 inputs are required for the determination of fair value associated with certain nonrecurring measurements of nonfinancial assets and liabilities.
The following table sets forth by level, within the fair value hierarchy, certain assets and a financial liability at estimated fair value as of August 31, 2009:

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Marketable securities	$2,226,600	$—	$—	$2,226,600
Liability for short sales of trading securities	(1,101,200)	—	—	(1,101,200)
Related party notes receivable	—	—	2,704,300	2,704,300

BISCO INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2009 and 2008

10.	ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)
Changes in the Company’s Level 3 fair value measurements during the year ended August 31, 2009 were as follows:

Related Party
Notes
Receivable
Balance as of August 31, 2008	$1,305,700
Borrowings and interest expense, net of repayments	1,398,600

Balance as of August 31, 2009	$2,704,300

11. SUBSEQUENT EVENTS
On December 22, 2009, the Company’s sole stockholder entered into an agreement to sell all of his shares of the Company’s common stock to EACO, a publicly held entity under common control. If the 1-for-25 increase stock split is approved at EACO’s 2010 annual stockholders meeting, the transaction will consist of EACO issuing 4,705,670 post-split shares of its common stock in return for 100% of the outstanding common stock of the Company. It is estimated that the merger will be consummated in the second quarter of the Company’s 2010 fiscal year.
The Company experienced further losses in their investment trading activities (a decline in the value of marketable securities, and an increase in the liability for short sales) of $1.3 million subsequent to August 31, 2009.

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